UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2015

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2015, Dirk A. Montgomery resigned as the Company’s Executive Vice President and Chief Financial Officer to pursue another business opportunity. Also on March 30, 2015, Joan Rodgers retired as the Company’s Chief Accounting Officer. Michael D. Hershberger, the Company’s current Senior Vice President of Finance and Business Development, has been appointed to serve as the Company’s interim Chief Financial Officer, and in that capacity, he will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Hershberger, age 52, has served as the Company’s Senior Vice President of Finance and Business Development since November 2013, served as the Company’s Chief Financial Officer from February 2012 through November 2013, and served as the Company’s interim Chief Financial Officer from July 31, 2014 until September 2, 2014. Mr. Hershberger served as senior manager at Baker Tilly, a full service accounting and advisory firm, from 2005 to 2011, where he was responsible for managing housing research from 2009 until joining the Company in 2011. Mr. Hershberger holds a bachelor of science degree in accounting from Augustana College and earned his masters of science degree in urban land economics/finance from the University of Wisconsin Graduate School of Business. He is a Certified Public Accountant in the State of Illinois.

In connection with assuming the position of interim Chief Financial Officer, Mr. Hershberger’s Amended and Restated Employment Agreement, dated November 7, 2013, with the Company (the “Amended and Restated Employment Agreement”) has been amended in the manner described below (the “Interim Amendment”). A copy of the Interim Amendment is attached as Exhibit 10.1 to this Form 8-K, and the Amended and Restated Employment Agreement has been previously filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 18, 2015.

Under the Amended and Restated Employment Agreement, Mr. Hershberger’s term of employment ended on November 7, 2014 but remains in effect under successive one-year extensions. Under the agreement, Mr. Hershberger is entitled to an annual salary of $200,000 (which was subsequently increased to $250,000) and is eligible to participate in the Company’s long-term incentive plan and in annual bonus awards and other employee benefits in accordance with their terms. Under the Interim Amendment, Mr. Hershberger’s annual base salary has been increased to $350,000 for the duration of his service as interim Chief Financial Officer (the “Interim Period”), and also under the Interim Amendment, Mr. Hershberger has been given a target bonus of $192,500 (and minimum bonus of $25,000) under the Company’s management bonus program for calendar year 2015. The Interim Amendment also provides for a $5,000 per month retention bonus, payable as follows: If the Interim Period is less than six months, Mr. Hershberger will be paid a retention bonus of $50,000 if he is not appointed to as the Company’s permanent Chief Financial Officer, but if he is appointed as permanent Chief Financial Officer during the first six months of the Interim Period, the bonus will be based on the actual number of months in the Interim Period. If the Interim Period is longer than six months, Mr. Hershberger will be paid $30,000 at the end of the initial six-month period and $30,000 at the end of each subsequent 6-month period during the Interim Period, but the retention bonus will in no event be less than $50,000 if Mr. Hershberger is not appointed as permanent Chief Financial Officer. The Interim Amendment also provides that Mr. Hershberger will be granted 40,000 restricted shares and 30,000 share-settled stock appreciation rights on July 1, 2015 so long as Mr. Hershberger is still employed by the Company on such date, and he will be granted 33,333 restricted shares and 66,667 stock appreciation rights if and when he is appointed to the role of permanent Chief Financial Officer.

In the event that the Company determines not to extend Mr. Hershberger’s agreement at the end of each one-year extension, terminates Mr. Hershberger’s employment without cause or Mr. Hershberger terminates his employment for good reason, Mr. Hershberger will be entitled to an amount equal to 24 months base salary payable in 24 equal monthly installments beginning on the termination date, provided that Mr. Hershberger executes a general release in the Company’s favor. Under the agreement, “good reason” includes certain changes in Mr. Hershberger’s responsibilities or duties, reductions in salary or a material reduction in benefits and a material breach by the Company of the agreement that remains uncured following notice of the breach. Mr. Hershberger is subject to non-competition and non-solicitation covenants that expire 24 months following termination of employment and confidentiality obligations.

The foregoing description of the Interim Amendment and Amended and Restated Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Interim Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the full text of the Amended and Restated Employment Agreement, which is attached as Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 18, 2015.

There was no arrangement or understanding pursuant to which Mr. Hershberger was selected as an officer of the Company. There are no family relationships between Mr. Hershberger and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Hershberger was or is a participant.

Item 7.01.	Regulation FD Disclosure.

On March 30, 2015, the Company issued a press release announcing the matters described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment, dated March 30, 2015, to Amended and Restated Employment Agreement between Michael D. Hershberger and Health Insurance Innovations, Inc.

99.1	Press release of Health Insurance Innovations, Inc. dated March 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael A Petrizzo, Jr.

	Name:	Michael A. Petrizzo, Jr.

	Title:	Executive Vice President, General Counsel, and Secretary

Date: March 30, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated March 30, 2015, to Amended and Restated Employment Agreement between Michael Hershberger and Health Insurance Innovations, Inc.

99.1	Press release of Health Insurance Innovations, Inc. dated March 30, 2015